SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 19, 2001


                                BUSINESS BANCORP
             (Exact name of registrant as specified in its charter)


        California                 000-31593                  33-0884369
        ----------                 ---------                  ----------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID Number)


1248 Fifth Avenue, San Rafael, California                                94901
-----------------------------------------                                -----
 (Address of principal executive offices)                             (Zip Code)


                                 (415) 459-2265
               Registrant's telephone number, including area code


Former address of principal executive offices:  140 South Arrowhead Avenue
                                                San Bernardino, California 92408
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

         The information set forth under Item 2 of this report is incorporated by reference in response to this Item.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 2001, MCB Financial Corporation ("MCB"), a California bank holding company, merged into the registrant. On the same date, MCB's wholly-owned subsidiary Metro Commerce Bank, merged into the registrant's wholly-owned subsidiary Business Bank of California.

         The Merger was consummated pursuant to an Agreement and Plan of Reorganization dated as of August 15, 2001 ("Merger Agreement"). Pursuant to the Merger Agreement, the registrant acquired all of the assets and assumed all of the liabilities and obligations of MCB. As a result of the merger, each outstanding share of MCB common stock was converted into the right to receive
1.1763 shares of the registrant's common stock, resulting in the net issuance of approximately 1,873,370 million shares of the registrant's common stock to MCB stockholders. Existing shares of the registrant continue to represent the same number of shares of the registrant as they represented prior to the merger. Cash is being paid in lieu of fractional shares. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Report.

         The registrant's Registration Statement on Form S-4 (Registration No. 333-70080), which was declared effective by the Securities and Exchange Commission on October 3, 2001, sets forth certain information regarding the merger, the registrant and MCB, including, but not limited to, the date and manner of the merger, a description of the assets involved, the nature and amount of consideration paid by the registrant, the method used to determine the amount of such consideration, the nature of any material relationships between the registrant and MCB or any officer or director of the registrant or any associate of any such officer or director, the nature of the business of MCB and the intended structure and operation of the combined company created in the merger.


ITEM 5.           OTHER EVENTS.

         On December 19, 2001, the registrant appointed Vavrinek Trine Day & Co., LLP as its independent accountant to serve subsequent to the merger. Prior to the merger, Deloitte & Touche LLP had served as the independent accountant for MCB and Vavrinek Trine Day & Co., LLP had served as the independent accountant for the registrant.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

         The following financial information for MCB is incorporated by reference to Exhibit 99.2 hereto:


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                          AUDITED FINANCIAL STATEMENTS

         (i)      Consolidated Balance Sheets December 31, 2000 and 1999

         (ii) Consolidated Statements of Operations For the Years Ended December 31, 2000, 1999 and 1998

         (iii) Consolidated Statements of Comprehensive Income For the Years Ended December 31, 2000, 1999, and 1998

         (iv) Consolidated Statement of Changes in Shareholders' Equity For the Years Ended December 31, 2000, 1999 and 1998

         (v) Consolidated Statements of Cash Flows For the Years Ended December 31, 2000, 1999 and 1998

         (vi)     Notes to Consolidated Financial Statements

         (vii)    Independent Auditors' Report

                         UNAUDITED FINANCIAL STATEMENTS

         (viii) Condensed Consolidated Balance Sheets As of June 30, 2001 (Unaudited) and December 31, 2000

         (ix) Condensed Consolidated Statements of Income (Unaudited) For the Six Months Ended June 30, 2001 and 2000

         (x) Condensed Consolidated Statements of Comprehensive Income (Unaudited) For the Six Months Ended June 30, 2000

         (xi) Condensed Consolidated Statements of Cash Flows (Unaudited) For the Six Months Ended June 30, 2001 and 2000

         (xii)    Notes to Consolidated Financial Statements (Unaudited)


(b)  Pro Forma Financial Information.

         The following pro forma financial information for the registrant and MCB is incorporated by reference to Exhibit 99.2 hereto:

         (i) Pro Forma Combined Condensed Balance Sheet of Business Bancorp and MCB Financial Corporation, June 30, 2001 (Unaudited)


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         (ii)     Pro Forma Combined Condensed Statement of Income of Business
                  Bancorp and MCB Financial Corporation, Six Months Ended
                  June 30, 2001 (Unaudited)

         (iii) Pro Forma Combined Condensed Statement of Income of Business Bancorp and MCB Financial Corporation, Year Ended December 31, 2000 (Unaudited)

         (iv) Notes to Business Bancorp and MCB Financial Corporation Unaudited Pro Forma Condensed Combined Financial Information, Six Months Ended June 30, 2001, Year Ended December 31, 2000 (Unaudited)

(c)      Exhibits.

         The exhibits to this report are incorporated by reference to the exhibit index which is attached hereto.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:   January 11, 2002           Business Bancorp


                                            By:      /s/ PATRICK E. PHELAN
                                                -------------------------------
                                                     Name:  Patrick E. Phelan
                                                     Executive Vice President &
                                                     Chief Financial Officer


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                                  Exhibit Index


No.      Description
---      -----------

2 Agreement and Plan of Reorganization among MCB Financial Corporation, Metro Commerce Bank, Business Bank of California and the registrant, dated as of August 15, 2001 [Incorporated by reference to Annex A to prospectus of the registrant under Rule 424(b)(3), filed November 2, 2001 (No. 333-70080)]

4.1 Articles of Incorporation of the registrant [Incorporated by reference to Exhibit 3.1 to the registrant's Registration Statement on Form S-4, filed September 25, 2001 (No. 333-70080)]

4.2 Amendments to Articles of Incorporation of the registrant [Incorporated by reference to Annex D to prospectus of the registrant under Rule 424(b)(3), filed November 2, 2001 (No. 333-70080)]

4.3 Bylaws of the registrant [Incorporated by reference to Exhibit 3.2 to the registrant's Registration Statement on Form 10SB, filed June 26, 2000 (No. 0-31593)]

4.4      Amendments to Bylaws of the registrant [Incorporated by reference to
         Schedule  8.1(b)  to  Annex  A and  to  Annex  E to  prospectus  of the
         registrant   under  Rule   424(b)(3),   filed  November  2,  2001  (No.
         333-70080)]

23       Consent of Deloitte & Touche LLP

99.1 Text of press release of January 3, 2002 announcing effectiveness of merger of the registrant with MCB Financial Corporation on December 31, 2001

99.2 Registrant's Registration Statement on Form S-4 [Incorporated by reference, filed September 25, 2001 (No. 333-70080)]


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